UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: December 17, 1999)


                           AMERUS LIFE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


IOWA                                   0-21459               42-1459712
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                  50309-3948
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (515) 362-3600

ITEM 5.  OTHER EVENTS

         Please see the News Release attached hereto as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERUS LIFE HOLDINGS, INC.

                                              By: /s/ Victor N. Daley
                                                 ------------------------
                                                 Victor N. Daley
                                                 Senior Vice President,
                                                 Chief Administration and
                                                 Human Resource Officer

Dated:  December 23, 1999